UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	August 25, 2022

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2022, The Marcus Corporation (the “Company”) announced that Rolando B. Rodriguez will retire as Executive Vice President of the Company and Chairman, President, and Chief Executive Officer of Marcus Theatres effective as of October 1, 2022 (the “Retirement Date”). Until the Retirement Date, Mr. Rodriguez will continue to serve the Company and Marcus Theatres on a full time basis in his current officer positions. From the Retirement Date through December 31, 2022 (the “Employment End Date”), Mr. Rodriguez will continue to be an employee of the Company and serve in the position of senior advisor. After the Employment End Date, Mr. Rodriguez will continue to act as a senior advisor to the Company in an independent contractor capacity through October 2023.

In connection with Mr. Rodriguez’s retirement, the compensation committee of the board of directors of the Company approved the continuation of Mr. Rodriguez’s current salary and benefits through March 24, 2023, the accelerated vesting of all outstanding options as of the Employment End Date held by Mr. Rodriguez as well as the vesting of 100% of Mr. Rodriguez’s benefits under the Company’s Retirement Income and Supplemental Retirement Plan (the “Supplemental Plan”). Without such approval, Mr. Rodriguez’s benefits under the Supplemental Plan would be 90% vested. Mr. Rodriguez’s compensation arrangements were not otherwise changed in connection with his retirement.

In connection with Mr. Rodriguez’s retirement, the Company also announced that Mark A. Gramz will be appointed as the President of Marcus Theatres effective as of the Retirement Date. Mr. Gramz currently serves as the Executive Vice President of Marcus Theatres.

A copy of the press release announcing the Company’s President of Marcus Theatres succession plans is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit Number

99.1	Press Release of The Marcus Corporation, dated August 25, 2022, regarding the retirement of Rolando B. Rodriguez and appointment of Mark A. Gramz as President of Marcus Theatres.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: August 31, 2022	By:	/s/ Thomas F. Kissinger
Thomas F. Kissinger
Senior Executive Vice President, General Counsel and Secretary